Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Cadence Capital Appreciation Fund

Supplement dated July 21, 2017 to the

Prospectus, dated October 1, 2016, as revised and supplemented June 1, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers Cadence Capital Appreciation Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus, dated, revised and supplemented as noted above.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 15-16, 2017, the Board approved the reorganization of the Fund with and into AMG Renaissance Large Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”), subject to the approval of shareholders of the Fund. Shareholders of the Fund approved the Reorganization at a meeting held on July 20, 2017. Pursuant to the Reorganization, the assets and liabilities of the Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Fund will become shareholders of the Acquiring Fund. The Reorganization is expected to close on or about July 31, 2017. In anticipation of the Reorganization, generally the last day for purchases and exchanges into the Fund will be at the close of business on July 27, 2017.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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